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Exhibit 99.1

        Letter Of Transmittal

OFFER TO EXCHANGE UP TO
£375,000,000 PRINCIPAL AMOUNT OF 9.75% SENIOR NOTES DUE 2014, $425,000,000
PRINCIPAL AMOUNT OF 8.75% SENIOR NOTES DUE 2014, €225,000,000 PRINCIPAL AMOUNT OF
8.75% SENIOR NOTES DUE 2014 AND $100,000,000 PRINCIPAL AMOUNT OF FLOATING RATE
SENIOR NOTES DUE 2012, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED, FOR ANY AND ALL OUTSTANDING 9.75% SENIOR NOTES DUE 2014, 8.75% SENIOR
NOTES DUE 2014, 8.75% SENIOR NOTES DUE 2014 AND FLOATING RATE SENIOR NOTES DUE 2012
OF NTL CABLE PLC

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5.00 P.M.,
  NEW YORK CITY TIME, ON                    , 2005 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY
  NTL CABLE PLC IN ITS SOLE DISCRETION.

The Exchange Agent for the Exchange Offer is:
The Bank of New York

Sterling and Euro Notes

By Registered or Certified Mail: The Bank of New York 30 Cannon Street London EC4M 6XH United Kingdom Attn: Julie Levy	By Facsimile Transmission: +44 207 964 6369 (for eligible institutions only) To Confirm by Telephone: +44 207 964 6513	By Overnight Courier or Hand Delivery: The Bank of New York 30 Cannon Street London EC4M 6XH United Kingdom Attn: Julie Levy
Dollar Notes
By Registered or Certified Mail: The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Carole Montreuil	By Facsimile Transmission: +1 212 298 1915 (for eligible institutions only) To Confirm by Telephone: +1 212 815 5920	By Overnight Courier or Hand Delivery: The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attn: Carole Montreuil

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the prospectus dated                , 2005 ("the Prospectus"), of NTL Cable PLC and guarantors party thereto ("NTL"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe NTL's offer (the "Exchange Offer") to exchange £375,000,000 principal amount of its 9.75% Senior Notes due 2014, $425,000,000 principal amount of its 8.75% Senior Notes due 2014, €225,000,000 principal amount of its 8.75% Senior Notes due 2014 and $100,000,000 principal amount of its Floating Rate Senior Notes due 2012 (together, the "Exchange Notes"), which have been registered under the Securities Act, for a like principal amount of any and all of its outstanding 9.75% Senior Notes due 2014, 8.75% Senior Notes due 2014, 8.75% Senior Notes due 2014 and Floating Rate Senior Notes due 2012 (together, the "Outstanding Notes") from the holders thereof.

        The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill-in)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**	ISIN/CUSIP No. s

Total Principal Amount of Notes

*	Need not be completed by holders delivering by book-entry transfer (see below).
**	Outstanding Notes may be tendered in whole or in part in denominations of £1,000 and integral multiples of £1,000 (for sterling-denominated Outstanding Notes), $1,000 and integral multiples of $1,000 (for dollar-denominated and Floating Rate Outstanding Notes), and €1,000 and integral multiples of €1,000 (for euro-denominated Outstanding Notes). All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See instruction 4.

        Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

        Unless the context otherwise requires, the term 'holder' for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company ("DTC"), Euroclear or Clearstream, Luxembourg, as applicable.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW.

☐
CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

USE OF GUARANTEED DELIVERY—FOR DOLLAR NOTES HELD BY DTC ONLY
(SEE INSTRUCTION 1)

To be completed only if tendered notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent. Complete the following (please enclose a photocopy of such notice of guaranteed delivery):
Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

        If Delivered By Book-Entry Transfer, Complete The Following:

Name of Tendering Institution:

Account Number at DTC:

Transaction Code Number:

☐
CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐
CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

BROKER-DEALER STATUS

  ☐
  Check here if you are a broker-dealer that acquired Outstanding Notes for its own account as a result of market-making or other trading activities and wish to receive 10 additional copies of this Prospectus and any amendments or supplements thereto.

Name:

Address:

Note: signatures must be provided below

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to NTL the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, NTL all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of NTL, in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, NTL will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or NTL to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by NTL and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by NTL of its obligations under the Exchange and Registration Rights Agreement, dated as of April 13, 2004, among NTL, guarantors party thereto, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, Goldman Sachs International, and Morgan Stanley & Co. International Limited (the "Exchange and Registration Rights Agreement"), and that NTL shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Exchange and Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

        The representations and warranties and agreements of a holder tendering Outstanding Notes will be deemed to be repeated and reconfirmed on and as of the expiration date.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer-Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by NTL), as more particularly set forth in the Prospectus, NTL may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, NTL may amend the Exchange Offer at any time prior to the expiration date if any of the conditions set forth under "The Exchange Offer—Conditions to the Exchange Offer" occur.

        The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon NTL's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and NTL upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, NTL may not be required to accept for exchange any of the Outstanding Notes.

        By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the undersigned, (2) the undersigned is not engaging in and does not intend to engage in a distribution of the Exchange Notes, (3) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (4) the undersigned is not an "affiliate" of NTL or the guarantors within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or, if an affiliate, that it will comply with registration and prospectus delivery requirements of the Securities Act to the extent applicable and (5) the undersigned or the person receiving such Exchange Notes, whether or not to the undersigned, is not acting on behalf of any person who could not truthfully make the foregoing representations. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act to the extent applicable in connection with any resale of such Exchange Notes. By acknowledging that it will deliver, and by delivering, a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

        An "affiliate" of NTL or the guarantors or any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

        The holder will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the expiration date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

        Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

        The undersigned, by completing the box entitled "Description of Outstanding Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

FOR USE WITH DTC ONLY

  PLEASE SIGN HERE
  (To Be Completed By All Tendering Holders of
  Outstanding Notes Regardless of Whether Notes
  Are Being Physically Delivered Herewith, unless an Agent's Message
  Is Delivered in Connection with a Book-Entry Transfer of Such Notes)

           This Letter of Transmittal must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 5 below.

           If the signature appearing below is not of the registered holder(s) of the Outstanding Notes, then the registered holder(s) must sign a valid power of attorney.

X
X
Signature(s) of Holder(s) or Authorized Signatory
Date:
Name(s):

Capacity:
Address:
(Including Zip Code)
Area Code and Telephone No.

Please Complete Substitute Form W-9 Herein

        SIGNATURE GUARANTEE
(If required—see Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Dated

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4 through 7)

              To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal.

Issue:	☐ Exchange Notes	☐ Outstanding Notes
(Complete as applicable)
Name	(Please Print)
Address:	(Please Print)

(Zip Code)

Tax Identification or Social Security Number (See Substitute Form W-9 herein)
Credit Outstanding Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:
☐
Account Number
Credit Exchange Notes issued pursuant to the exchange offer by book-entry transfer to:
☐
Account Number

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 through 7)

              To be completed ONLY if certificates for Outstanding Notes in principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose names(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Deliver:	☐ Exchange Notes	☐ Outstanding Notes
(Complete as applicable)
Name	(Please Print)
Address:	(Please Print)

(Zip Code)

Is this a permanent change?
☐ Yes ☐ No (check one box)

INSTRUCTIONS TO LETTER OF TRANSMITTAL
Forming Part of the Terms and Conditions
of the Exchange Offer

        1.    Delivery of this Letter of Transmittal and Notes.    This Letter of Transmittal is to be completed by holders of Outstanding Notes if certificates representing such notes are to be forwarded herewith, or, unless an agent's message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—How to Tender Outstanding Notes for Exchange." For a holder to properly tender notes pursuant to the exchange offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book entry transfer, must be received by the Exchange Agent at the address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the Exchange Agent at its address, or (2) such notes must be blocked pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange Offer—Book-Entry Transfer" and a book-entry confirmation must be received by the Exchange Agent on or prior to the expiration date. Holders of dollar notes who desire to tender and who cannot comply with procedures set forth herein for tender on a timely basis or whose notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

        The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents to the Exchange Agent is at the election and sole risk of the holder. Instead of delivery by mail, holders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent prior to the expiration of the exchange offer. Holders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such holder. Holders should not send any Note, Letter of Transmittal or other required document to NTL.

        If a holder desires to tender notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder's Letter of Transmittal, certificates representing such notes or other required documents to reach the Exchange Agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined in Instruction 2 below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by NTL herewith, or an agent's message with respect to a guaranteed delivery that is accepted by NTL, must be received by the Exchange Agent on or prior to the expiration date, and (3) the certificates for the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the Exchange Agent's account at DTC as described in the Prospectus) together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted agent's message, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

        Upon request to the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

        2.    Guarantee of Signatures.    Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; learning agencies; and savings associations) unless the notes tendered hereby are tendered (1) by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the Letter of Transmittal, or (2) for the account of an "eligible guarantor institution." If the notes are registered in the name of a person other than the person who signed the Letter of Transmittal or if notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See "The Exchange Offer—How to Tender Outstanding Notes for Exchange," in the Prospectus.

        3.    Withdrawal of Tenders.    Except as otherwise provided in the Prospectus, tenders of notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the expiration date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the notes to be withdrawn, (2) identify the notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer) and the aggregate principal amount represented by such notes (3) be signed by the holder of such notes in the same manner as the original signature on the Letter of Transmittal by which such notes were tendered (including any required signature guarantees) or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder, and (4) comply with the procedures of DTC, Euroclear or Clearstream Luxembourg, as appropriate. If the notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

        Any permitted withdrawal of notes may not be rescinded. Any notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer—How to Tender Old Notes for Exchange" at any time prior to the expiration date.

        4.    Partial Tenders.    Tenders of notes pursuant to the exchange offer will be accepted only in denominations of £1,000 and integral multiples of £1,000 (for sterling-denominated Outstanding Notes), $1,000 and integral multiples of $1,000 (for dollar-denominated and Floating Rate Outstanding Notes), and €1,000 and integral multiples of €1,000 (for euro-denominated Outstanding Notes). If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all notes held by the holder is not tendered, certificates for the principal amount of notes not tendered and Exchange Notes issued in exchange for any notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC, Euroclear or Clearstream Luxembourg, as appropriate designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), as soon as practicable following the expiration date.

        5.    Signature on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the notes.

        If any of the notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of notes not tendered are to be issued (or if any principal amount of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of, or blocked at, DTC, Euroclear or Clearstream Luxembourg, as the case may be, of the registered holder, and Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution. See Instruction 2.

        Endorsements on certificates for notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 2.

        If this Letter of Transmittal or any certificates representing notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

        6.    Special Issuance and Special Delivery Instructions.    Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. If no instructions are given, notes not tendered will be returned to the registered holder of the notes tendered. For holders of notes tendered by book-entry transfer, notes not tendered will be returned by crediting the account at DTC designated above.

        7.    Taxpayer Identification Number and Substitute Form W-9.    Each tendering holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a U.S.$50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9" for additional instructions.

        To prevent backup withholding, each holder tendering Outstanding Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the outstanding notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which tax payer identification number to report.

        NTL reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

        8.    Transfer Taxes.    NTL will pay all transfer taxes, if any, required to be paid by NTL in connection with the exchange of the Outstanding Notes for the Exchange Notes. If, however, Exchange Notes, or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Outstanding Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

        9.    Mutilated, Lost, Stolen or Destroyed Outstanding Notes.    Any holder whose Exchange Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        10.    Irregularities and Other Matters.    All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by NTL, in its sole discretion, which determination shall be final and binding on all parties. NTL reserves the absolute right, in its sole discretion, to reject any or all tenders of any notes determined by it not to be in proper form or the acceptance of which may, in the opinion of NTL's counsel, be unlawful. NTL also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular notes, whether or not similar defects or irregularities are waived in the case of other tenders. NTL's interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as NTL shall determine. None of NTL, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such notes shall not be deemed to have been made until such irregularities have been cured or waived. Any notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date.

        11.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

        IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Outstanding Notes and all other required documents) or a notice of guaranteed delivery must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the expiration date.

PAYOR'S NAME:

SUBSTITUTE FORM W-9	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Payor's Request for Taxpayer Identification Number (TIN) and Certification	Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Check appropriate box	Part III—Certification—Under penalties of perjury, I certify that:
☐ Individual ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from backup withholding	(1) (2) (3)
The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

I am a U.S. person (including a U.S. resident alien).

Signature	Date
Name
Business Name
(if different from above)
Address

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)
NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:		GIVE NAME AND SOCIAL SECURITY NUMBER OF:

1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

FOR THIS TYPE OF ACCOUNT:		GIVE NAME AND EMPLOYER IDENTIFICATION NUMBER:

6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate or LLC electing corporate status on Form 8832	The corporation
8.	Partnership or multi-member LLC	The partnership
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your Social Security Number of Employer Identification Number.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. (Both forms can be found on the web at www.irs.gov.)

EXEMPT FROM BACKUP WITHHOLDING

        If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

        Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

        Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

        Exempt payees.    Backup withholding is not required on any payments made to the following payees (section references are to the Internal Revenue Code):

  1.
  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

  2.
  The United States or any of its agencies or instrumentalities;

  3.
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

  4.
  A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

  5.
  An international organization or any of its agencies or instrumentalities.

        Other payees that may be exempt from backup withholding include:

  6.
  A corporation;

  7.
  A foreign central bank of issue;

  8.
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

  9.
  A futures commission merchant registered with the Commodity Futures Trading Commission;

  10.
  A real estate investment trust;

  11.
  An entity registered at all times during the tax year under the Investment Company Act of 1940;

  12.
  A common trust fund operated by a bank under section 584(a);

  13.
  A financial institution;

  14.
  A middleman known in the investment community as a nominee or custodian; or

  15.
  A trust exempt from tax under section 664 or described in section 4947.

        The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt
Barter exchange transactions and patronage	Exempt recipients 1 through 5 dividends
Payments over $600 required to be reported and direct sales over $5,000 (see Form 1099-MISC and instructions)	Generally, exempt recipients 1 through 7

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 6041A(a), 6045, and 6050A.

        Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)
Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. For Additional Information Contact Your Tax Consultant or the Internal Revenue Service.

QuickLinks

The Exchange Agent for the Exchange Offer is: The Bank of New York
USE OF GUARANTEED DELIVERY—FOR DOLLAR NOTES HELD BY DTC ONLY (SEE INSTRUCTION 1)
BROKER-DEALER STATUS
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
FOR USE WITH DTC ONLY
Please Complete Substitute Form W-9 Herein
INSTRUCTIONS TO LETTER OF TRANSMITTAL Forming Part of the Terms and Conditions of the Exchange Offer
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9